Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the yearly report of Pharmaceutical Product Development, Inc. (“PPD”) on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fredric N. Eshelman, Chief Executive Officer of PPD, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PPD as of, and for, the periods presented in the Report.

Date: February 24, 2009

/s/ Fredric N. Eshelman
Fredric N. Eshelman
Chief Executive Officer